Exhibit 10.15

FIRST AMENDMENT TO

CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is effective as of June 21, 2007 by and among HARRY & DAVID OPERATIONS CORP., a Delaware corporation (“Borrower”), the Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I of the Credit Agreement referenced below), the Required Lenders signatory hereto, UBS AG, STAMFORD BRANCH, as administrative collateral agent and as administrative agent (in its capacity as administrative agent, the “Administrative Agent”) for the Lenders, and GMAC Commercial Finance LLC, as collateral agent (the “Collateral Agent”) for the Secured Parties and Issuing Bank.

RECITALS

WHEREAS, Borrower, Guarantors, the Administrative Agent, the Collateral Agent, the other Agents and the Lenders entered into that certain Credit Agreement dated as of March 20, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Borrower has requested that Agents and the Required Lenders amend certain provisions of the Credit Agreement, all upon the terms and subject to the conditions as herein set forth;

NOW THEREFORE, in consideration of the foregoing recitals and mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agents, Required Lenders, Borrower and the other Loan Parties agree as follows:

SECTION 1. Amendments. The Credit Agreement is hereby amended as follows:

(a) Clause (g) of the definition of the term “Borrowing Base” is hereby amended and restated in its entirety to read as follows:

“(g) $9,000,000 (except that such amount shall be $6,000,000 in fiscal months October and November);”

(b) Section 1.01 is hereby amended by adding the following defined term in alphabetical order therein:

“First Amendment Effective Date” means the date on which the conditions to effectiveness of the First Amendment to Credit Agreement, by and among, Borrower, Guarantors, Agents and Required Lenders have been met by the Borrower and Guarantors.

(c) Section 5.01(h) is hereby amended and restated in its entirety to read as follows:

“(h) Budgets. Within forty-five (45) days after the first day of each fiscal year of Holdings, a budget in form reasonably satisfactory to the Administrative Agent (including budgeted statements of income by each of Holdings’ business units and sources and uses of cash and balance sheets and Borrowing Base levels and credit utilization) prepared by Holdings for (i) each fiscal month of the current or subsequent, as applicable, fiscal year prepared in detail and (ii) each of the three years immediately following such current or subsequent, as applicable, fiscal year prepared in summary form, in each case, of Holdings and its Subsidiaries, with appropriate presentation and discussion of the principal assumptions upon which such budgets are based, accompanied by the statement of a Financial Officer of Holdings to the effect that the budget of Holdings is a reasonable estimate for the period covered thereby;”

(d) Section 6.08(b) is hereby amended and restated in its entirety to read as follows:

“(b) Limitation on Capital Expenditures. Permit the aggregate amount of Capital Expenditures made in any fiscal year set forth in the table below to exceed the amount set forth opposite such fiscal year:

Fiscal Year	Amount
Fiscal year 2006	$21.0 million
Fiscal year 2007	$23.0 million
Fiscal year 2008	$25.0 million
Fiscal year 2009	$26.0 million
Fiscal year 2010	$30.0 million
Fiscal year 2011	$32.0 million

provided, however, that (x) if the aggregate amount of Capital Expenditures described in clause (b) above for any fiscal year (excluding any Capital Expenditures in such fiscal year for the Hebron Facility Project (defined below) (the “Hebron Capital Expenditures”)) shall be less than the amount permitted in clause (b) above for such fiscal year (before giving effect to any carryover), then 50% of the shortfall may be added to the amount of Capital Expenditures permitted in clause (b) above for the immediately succeeding (but not any other) fiscal year if the amount expended in such fiscal year would not exceed 150% of the amount permitted for such fiscal year (before any carryover and excluding any Hebron Capital Expenditures) and (y) in determining whether any amount is available for carryover, the amount expended in any fiscal year shall first be deemed to be from the amount allocated to such year before any carryover; provided, further, notwithstanding the limitations set forth above, the Loan Parties are permitted to incur up to $14,500,000 in the aggregate of additional Capital Expenditures on and after the First Amendment Effective Date to increase their manufacturing capacity and infrastructure at their facility located in Hebron, Ohio (the “Hebron Facility Project”). Capital Expenditures made with the proceeds of casualty insurance or condemnation awards to repair or replace the property with respect to which such proceeds were paid shall not reduce the amount of capital expenditures otherwise permitted pursuant to this Section 6.08(b).”

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SECTION 2. Conditions to Effectiveness. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a) This Amendment shall have been executed and delivered by the Agents party hereto, the Required Lenders and each of the Loan Parties (and the Required Lenders so executing this Amendment hereby authorize and direct each of the Agents to so execute and deliver this Amendment).

(b) The representations and warranties contained herein shall be true and correct in all respects, and, after giving effect to this Amendment, no Event of Default or Default shall exist on the date hereof.

SECTION 3. Representations and Warranties of Loan Parties.

(a) The execution, delivery and performance by each Loan Party of this Amendment has been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b) Each of the representations and warranties of the Loan Parties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and

(c) Neither the execution, delivery and performance of this Amendment by each Loan Party nor the consummation of the transactions contemplated hereby does or will contravene, result in a breach of, or violate (i) any provision of such Loan Party’s certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, in each case, applicable to any Loan Party or its assets, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Loan Party or any of its Subsidiaries is a party or by which such Loan Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to the Agents on or before the date hereof.

SECTION 4. Reference to and Effect upon the Credit Agreement.

(a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed, including, without limitation each Guarantor’s guarantee set forth in Article VII of the Credit Agreement.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute an amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the

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effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) Each Loan Party acknowledges and agrees that the execution and delivery by Agents party hereto and Required Lenders of this Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate any Agent or any Lender to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (ii) to amend, relinquish or impair any right of any Agent or any Lender to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

(d) Each Loan Party affirms and acknowledges that this Amendment constitutes a Loan Document under the Credit Agreement and any reference to the Loan Documents under the Credit Agreement contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise specify.

SECTION 5. Costs and Expenses. As provided in Section 11.03 of the Credit Agreement, Borrower agrees to reimburse Agents for all reasonable out-of-pocket fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf the signatory is executing) the same with the same force and effect as if such facsimile signature page were an original thereof, and such party shall promptly follow its facsimile signature page by delivery of a hard copy original.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

HARRY & DAVID OPERATIONS CORP.

By:	/s/ Brad L. Earl
Name:	Brad L. Earl
Title:	V.P. and Treasurer

BEAR CREEK ORCHARDS, INC.

By:	/s/ Brad L. Earl
Name:	Brad L. Earl
Title:	V.P. and Treasurer

JACKSON & PERKINS OPERATIONS, INC.

By:	/s/ Brad L. Earl
Name:	Brad L. Earl
Title:	V.P. and Treasurer

BEAR CREEK OPERATIONS, INC.

By:	/s/ Brad L. Earl
Name:	Brad L. Earl
Title:	V.P. and Treasurer

BEAR CREEK DIRECT MARKETING, INC.

By:	/s/ Brad L. Earl
Name:	Brad L. Earl
Title:	V.P. and Treasurer

[Signature Page to First Amendment to Credit Agreement]

HARRY AND DAVID

By:	/s/ Brad L. Earl
Name:	Brad L. Earl
Title:	V.P. and Treasurer

BEAR CREEK STORES, INC.

By:	/s/ Brad L. Earl
Name:	Brad L. Earl
Title:	V.P. and Treasurer

HARRY & DAVID HOLDINGS, INC.

By:	/s/ Brad L. Earl
Name:	Brad L. Earl
Title:	V.P. and Treasurer

[Signature Page to First Amendment to Credit Agreement]

GMAC COMMERCIAL FINANCE LLC,
as a Lender and Collateral Agent

By:	/s/ Joseph Skaferowsky
Name:	Joseph Skaferowsky
Title:	Director

[Signature Page to First Amendment to Credit Agreement]

UBS AG, STAMFORD BRANCH,
as a Lender, Administrative Agent and Administrative Collateral Agent

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director, Banking Products Services, US

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director, Banking Products Services, US

UBS LOAN FINANCE LLC, as a Lender and Swingline Lender

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director, Banking Products Services, US

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director, Banking Products Services, US

[Signature Page to First Amendment to Credit Agreement]

LENDERS:

s/s LaSalle BankNational Association, as a Lender

By:	/s/ James J. Hess
Name:	James J. Hess
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

LENDERS:

Israel Discount Bank of New York, as a Lender

By:	/s/ Andy Ballta
Name:	Andy Ballta
Title:	First Vice President

By:	/s/ Walter T. Duffy
Name:	Walter T. Duffy
Title:	First Vice President

[Signature Page to First Amendment to Credit Agreement]